UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 5)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2010

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 7, 2010, Converted Organics Inc., a Delaware corporation ("Company"), filed a Current Report on Form 8-K to report that on July 6, 2010, a Membership Interest Purchase Agreement (the "Purchase Agreement") was entered into by and among COIN, TerraSphere, Inc. a newly formed Delaware corporation and wholly-owned subsidiary of the Company, TerraSphere Systems, LLC, a Massachusetts limited liability company ("TerraSphere") and the individuals owners of TerraSphere.
On November 12, 2010, the Company closed on the TerraSphere acquisition. Pursuant to the Purchase Agreement, the Company acquired from the Sellers 95% of the outstanding membership interests of the Company (the "Units"), in exchange for the issuance of a maximum total number of shares of 32,777,778, which includes earn-out payments of up to 14,603,175 shares. Pursuant to the purchase agreement, 18,174,603 shares were issued at the closing and the remainder of the shares will be issued if TerraSphere achieves certain milestones. Upon the closing of this transaction on November 12, 2010, the Company had shareholder’s equity in excess of $5,000,000. The Company had a review of its financial statements as of September 30, 2010 and will have an audit of its financial statements performed as of December 31, 2010. The Company has not had an audit or review of its November 12, 2010 financial information. For more information regarding the payment and the earn-out payment structure, refer to the Company’s Form 8-K filed July 7, 2010, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The shares of COIN Common Stock issued as closing, and to be issued in the future in connection the earn-out payments, have been and will be made pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The unaudited consolidated financial statements of TerraSphere Systems LLC as of September 30, 2010 and December 31, 2009 and for the three and nine month periods ended September 30, 2010 and 2009 (incorporated by reference from Exhibit 99.1 of the Company’s Form 8-K/A dated November 15, 2010).

The audited consolidated financial statements of TerraSphere Systems LLC as of December 31, 2009 and 2008 and for years ended December 31, 2009, 2008 and 2007, the unaudited consolidated financial statements of TerraSphere Systems LLC as of March 31, 2010 and for the three month periods ended March 31, 2010 and 2009, and certain pro forma information regarding the transaction were filed as exhibits 99.1, 99.2 and 99.3 of the Company’s Form 8-K/A filed July 14, 2010.
(b) Pro forma financial information.
The unaudited pro forma consolidated financial statements with respect to the transaction described (incorporated by reference from Exhibit 99.1 of the Company’s Form 8-K/A dated November 15, 2010).
(c) Not applicable.
(d) Exhibits.
99.1 Unaudited pro forma consolidated financial statements and consolidated financial statements of TerraSphere Systems LLC as of September 30, 2010 and December 31, 2009 and for the three and nine month periods ended September 30, 2010 and 2009 (incorporated by reference from Exhibit 99.1 of the Company’s Form 8-K/A dated November 15, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

December 3, 2010	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO